Investor Supplement Q4 2025

Investor Supplementary Financial Information
The accompanying financial information excludes all financial statement disclosures and other information required by generally accepted accounting principles in the United States of America (“GAAP”) and Securities and Exchange Commission (SEC) rules and regulations. However, MediaAlpha, Inc. ("MediaAlpha" or the "Company") has previously filed, or has publicly disclosed and will file, with the SEC, consolidated financial statements for each of the periods presented that were prepared in accordance with GAAP and SEC rules and regulations. The accompanying financial information is derived from the books and records of MediaAlpha that were used to prepare those consolidated financial statements. Accordingly, the accompanying information should be read in conjunction with MediaAlpha's consolidated financial statements and related notes thereto filed with the SEC. We believe that quarter-to-quarter comparisons of results from operations, or any other similar period-to-period comparisons, should not be construed as reliable indicators of our future performance.

The accompanying financial information includes certain non-GAAP financial measures, as well as Transaction Value, which is an operating metric not presented in accordance with GAAP.  Definitions of these non-GAAP financial measures, as well as reconciliations to the corresponding GAAP financial metrics, have been provided on the following pages.  We present these supplemental non-GAAP financial measures because they are used extensively by our management and board of directors to manage our operating performance, including evaluating our operational performance against budget and assessing our overall operating efficiency and operating leverage. Accordingly, we believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management team and board of directors.

These non-GAAP measures should not be considered as an alternative to net income, gross profit or any other financial measures so calculated and presented. Other companies (including our competitors) may define these non-GAAP measures differently.  These non-GAAP measures may not be indicative of the historical operating results of MediaAlpha or predictive of potential future results.  Investors should not consider this supplemental non-GAAP financial information in isolation or as a substitute for analysis of our results as reported in accordance with GAAP.

Q4 2025 Consolidated Results

	Q4			Year Ended
(in millions, except percentages)	2025	2024	YoY Change	2025	2024	YoY Change

Revenue	$291.2	$300.6	(3)%	$1,113.6	$864.7	29%
Transaction Value [1]	$613.0	$499.2	23%	$2,156.2	$1,491.9	45%

Gross Profit	$44.8	$49.0	(9)%	$167.5	$143.6	17%
Contribution [1]	$46.9	$51.5	(9)%	$176.3	$154.4	14%

Net Income	$34.0	$7.3	365%	$26.8	$22.1	21%
Adjusted EBITDA [1]	$30.8	$36.7	(16)%	$113.7	$96.1	18%

1.See “Key Business and Operating Metrics and Non-GAAP Financial Measures” for additional information regarding non-GAAP metrics and operating metrics used in this supplement.

Transaction Value1 by Vertical
1.See page 9 of this supplement for additional information regarding Transaction Value, an operating metric not presented in accordance with GAAP.

Revenue by Vertical

Contribution1 & Margin

1.See page 12 of this supplement for additional information regarding Contribution, a non-GAAP financial measure.

Adjusted EBITDA1 & Margin and as a % of Contribution2

1 See page 13 of this supplement for additional information regarding Adjusted EBITDA, a non-GAAP financial measure.
2 See page 12 of this supplement for additional information regarding Contribution, a non-GAAP financial measure.

Key Business and Operating Metrics
and Non-GAAP Financial Measures
In addition to traditional financial metrics, we rely upon certain business and operating metrics that are not presented in accordance with GAAP to estimate the volume of spending on our platform, estimate and recognize revenue, evaluate our business performance and facilitate our operations. Such business and operating metrics should not be considered in isolation from, or as an alternative to, measures presented in accordance with GAAP and should be considered together with other operating and financial performance measures presented in accordance with GAAP. Also, such business and operating metrics may not necessarily be comparable to similarly titled measures presented by other companies.

Transaction Value
We define “Transaction Value” as the total gross dollars transacted by our partners on our platform. Transaction Value is an operating metric not presented in accordance with GAAP, and is a driver of revenue based on the economic relationships we have with our partners. Our partners use our platform to transact via Open and Private Marketplace transactions. In our Open Marketplace model, revenue recognized represents the fees paid by our Demand Partners for Consumer Referrals sold and is equal to the Transaction Value and revenue share payments to our Supply Partners represent costs of revenue. In our Private Marketplace model, revenue recognized represents a platform fee billed to the Demand Partner or Supply Partner based on an agreed-upon percentage of the Transaction Value for the Consumer Referrals transacted, and accordingly there are no associated costs of revenue. We utilize Transaction Value to assess the overall level of transaction activity through our platform. We believe it is useful to investors to assess the overall level of activity on our platform and to better understand the sources of our revenue across our different transaction models and verticals.
Transaction Value by Vertical

	Three months ended December 31,		Full year ended December 31,
(in thousands)	2025	2024	2025	2024
Property & Casualty insurance	$551,590	$400,976	$1,942,013	$1,178,497
Percentage of total Transaction Value	90.0%	80.3%	90.1%	79.0%
Health insurance	54,288	90,305	182,860	270,285
Percentage of total Transaction Value	8.9%	18.1%	8.5%	18.1%
Life insurance	6,853	6,278	27,948	30,662
Percentage of total Transaction Value	1.1%	1.3%	1.3%	2.1%
Other	241	1,610	3,334	12,416
Percentage of total Transaction Value	0.0%	0.3%	0.1%	0.8%
Total Transaction Value	$612,972	$499,169	$2,156,155	$1,491,860
Transaction Value by Platform Model

	Three months ended December 31,		Full year ended December 31,
(in thousands)	2025	2024	2025	2024
Open Marketplace transactions	$283,908	$294,655	$1,087,422	$841,604
Percentage of total Transaction Value	46.3%	59.0%	50.4%	56.4%
Private Marketplace transactions	329,064	204,514	1,068,733	650,256
Percentage of total Transaction Value	53.7%	41.0%	49.6%	43.6%
Total Transaction Value	$612,972	$499,169	$2,156,155	$1,491,860
Transaction Value by Product (% of Total)

	Full year ended December 31,
	2025	2024
Clicks	90.1%	84.1%
Calls	4.2%	9.4%
Leads	5.7%	6.5%

Revenue
Revenue by Vertical

	Three months ended December 31,		Full year ended December 31,
(in thousands)	2025	2024	2025	2024
Property & Casualty insurance	$264,793	$235,497	$1,003,038	$658,197
Percentage of total Revenue	90.9%	78.3%	90.1%	76.1%
Health insurance	20,829	58,599	85,696	173,531
Percentage of total Revenue	7.2%	19.5%	7.7%	20.1%
Life insurance	5,334	5,066	21,700	24,374
Percentage of total Revenue	1.8%	1.7%	1.9%	2.8%
Other	199	1,486	3,166	8,602
Percentage of total Revenue	0.1%	0.5%	0.3%	1.0%
Total Revenue	$291,155	$300,648	$1,113,600	$864,704
Revenue by Platform Model

	Three months ended December 31,		Full year ended December 31,
(in thousands)	2025	2024	2025	2024
Open Marketplace transactions	$283,908	$294,655	$1,087,422	$841,604
Percentage of total Revenue	97.5%	98.0%	97.6%	97.3%
Private Marketplace transactions	7,247	5,993	26,178	23,100
Percentage of total Revenue	2.5%	2.0%	2.4%	2.7%
Total Revenue	$291,155	$300,648	$1,113,600	$864,704

Consolidated Results Excluding Under-65 Health
The tables below presents Transaction Value1, revenue and Contribution2 (in each case as reported and excluding the results of Under-65 Health), and Adjusted EBITDA3 (as reported and excluding Contribution of Under-65 Health).

	Q4 2024			Q4 2025			Ex. U65 YoY Change
$ in millions	Actual	U65	Ex. U65	Actual	U65	Ex. U65	$	%
Transaction Value	$499	$56	$443	$613	$21	$592	$149	34%
Revenue	$301	$41	$259	$291	$7	$284	$24	9%
Contribution	$52	$10	$42	$47	$1	$45	$4	9%
Adjusted EBITDA	$37	$10	$27	$31	$1	$29	$3	10%

	2024			2025			Ex. U65 YoY Change
$ in millions	Actual	U65	Ex. U65	Actual	U65	Ex. U65	$	%
Transaction Value	$1,492	$178	$1,314	$2,156	$99	$2,057	$743	57%
Revenue	$865	$129	$736	$1,114	$56	$1,057	$322	44%
Contribution	$154	$30	$125	$176	$11	$166	$41	33%
Adjusted EBITDA	$96	$30	$66	$114	$11	$103	$37	55%

1 See page 9 of this supplement for additional information regarding Transaction Value, a non-GAAP financial measure.
2 See page 12 of this supplement for additional information regarding Contribution, a non-GAAP financial measure.
3 See page 13 of this supplement for additional information regarding Adjusted EBITDA, a non-GAAP financial measure.

Contribution to Gross Profit
We define “Contribution” as revenue less revenue share payments and online advertising costs, or, as reported in our consolidated statements of operations, revenue less cost of revenue (i.e., gross profit), as adjusted to exclude the following items from cost of revenue: equity-based compensation; salaries, wages, and related costs; internet and hosting costs; amortization; depreciation; other services; and merchant-related fees. We define “Contribution Margin” as Contribution expressed as a percentage of revenue for the same period. Contribution and Contribution Margin are non-GAAP financial measures that we present to supplement the financial information we present on a GAAP basis. We use Contribution and Contribution Margin to measure the return on our relationships with our Supply Partners (excluding certain fixed costs), the financial return on and efficacy of our online advertising costs to drive consumers to our proprietary websites, and our operating leverage. We do not use Contribution and Contribution Margin as measures of overall profitability. We present Contribution and Contribution Margin because they are used by our management and board of directors to manage our operating performance, including evaluating our operational performance against budget and assessing our overall operating efficiency and operating leverage. For example, if Contribution increases and our headcount costs and other operating expenses remain steady, our Adjusted EBITDA and operating leverage increase. If Contribution Margin decreases, we may choose to re-evaluate and re-negotiate our revenue share agreements with our Supply Partners, to make optimization and pricing changes with respect to our bids for keywords from primary traffic acquisition sources, or to change our overall cost structure with respect to headcount, fixed costs and other costs. Other companies may calculate Contribution and Contribution Margin differently than we do. Contribution and Contribution Margin have their limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results presented in accordance with GAAP.
The following table reconciles Contribution with gross profit, the most directly comparable financial measure calculated and presented in accordance with GAAP, for the three months and full years ended December 31, 2025 and 2024:

	Three months ended December 31,		Full year ended December 31,
(in thousands)	2025	2024	2025	2024
Revenue	$291,155	$300,648	$1,113,600	$864,704
Less cost of revenue	(246,344)	(251,666)	(946,057)	(721,131)
Gross profit	$44,811	$48,982	$167,543	$143,573
Adjusted to exclude the following (as related to cost of revenue):
Equity-based compensation	194	372	1,030	3,026
Salaries, wages, and related	445	913	2,753	3,387
Internet and hosting	261	168	831	570
Depreciation	4	6	21	21
Other expenses	213	257	793	796
Other services	700	729	2,556	2,737
Merchant-related fees	251	89	785	306
Contribution	$46,879	$51,516	$176,312	$154,416
Gross margin	15.4%	16.3%	15.0%	16.6%
Contribution Margin	16.1%	17.1%	15.8%	17.9%

Adjusted EBITDA to Net Income
We define “Adjusted EBITDA” as net income (loss) excluding interest expense, income tax expense (benefit), depreciation expense on property and equipment, amortization of intangible assets, as well as equity-based compensation expense and certain other adjustments as listed in the table below. We define “Adjusted EBITDA Margin” as Adjusted EBITDA as a percentage of revenue. Adjusted EBITDA is a non-GAAP financial measure that we present to supplement the financial information we present on a GAAP basis. We monitor and present Adjusted EBITDA because it is a key measure used by our management to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in the calculations of Adjusted EBITDA. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects. In addition, presenting Adjusted EBITDA provides investors with a metric to evaluate the capital efficiency of our business. Adjusted EBITDA is not presented in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures presented in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income, which is the most directly comparable financial measure calculated and presented in accordance with GAAP. These limitations include the fact that Adjusted EBITDA excludes interest expense on debt, income tax expense (benefit), equity-based compensation expense, depreciation and amortization, and certain other adjustments that we consider to be useful to investors and others in understanding and evaluating our operating results. In addition, other companies may use other measures to evaluate their performance, including different definitions of “Adjusted EBITDA,” which could reduce the usefulness of our Adjusted EBITDA as a tool for comparison.
The following table reconciles Adjusted EBITDA with net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, for the three months and full years ended December 31, 2025 and 2024:

	Three months ended December 31,		Full year ended December 31,
(in thousands)	2025	2024	2025	2024
Net income	$33,985	$7,301	$26,761	$22,118
Equity-based compensation expense	7,533	7,631	30,331	34,083
Interest expense	2,610	3,193	11,243	14,351
Income tax (benefit) expense	(138,143)	915	(137,822)	1,384
Depreciation expense on property and equipment	72	61	273	252
Amortization of intangible assets	512	1,603	2,979	6,430
Transaction expenses(1)	—	—	303	1,172
Write-off of intangible assets(2)	—	—	13,416	—
Contract Settlement(3)	—	—	—	(1,725)
Changes in TRA related liability(4)	124,169	7,006	124,089	7,006
Changes in Tax Indemnification Receivable	(5)	34	(216)	(52)
Legal expenses(5)	45	8,937	42,378	11,092
Adjusted EBITDA	$30,778	$36,681	$113,735	$96,111
(1)Transaction expenses for the year ended December 31, 2025 consist of legal and accounting fees incurred by us in connection with an amendment to the 2021 Credit Facilities. Transaction expenses for the year ended December 31, 2024 consist of legal and accounting fees incurred by us in connection with resale registration statements filed with the SEC.
(2)Write-off of intangible assets for the year ended December 31, 2025 consist of a charge related to the write-off of intangible assets, consisting of customer relationships and trademarks, trade names, and domain names, acquired as part of the acquisition of Customer Helper Team, LLC.
(3)Contract settlement consists of income recorded for the year ended December 31, 2024 in connection with a one-time contract termination fee received from one of our partners in the Health insurance vertical that ceased operations during such year.
(4)Changes in TRA related liability consist of charges to increase the TRA liability to reflect probable future payments under the agreement.
(5)Legal expenses for the three months and year ended December 31, 2025, consist of increases of $0 and $38.0 million, respectively, to the loss reserve established in connection with the FTC Matter and legal fees and costs incurred in connection with such matter. Legal expenses for the three months and year ended December 31, 2024, consist of a $7.0 million loss reserve established in connection with the FTC Matter and legal fees and costs incurred in connection with such matter.